UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 2, 2020

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock	AEHR	The NASDAQ Capital Market

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 2, 2020, John Schneider submitted his resignation as a director of Aehr Test Systems (the “Company”). Mr. Schneider’s resignation was voluntary and did not result from any disagreement with the Company or the Company’s Board of Directors (the “Board”).

(d) The Board appointed Geoffrey Scott to the Board effective September 2, 2020. The Board appointed Mr. Scott to serve on the Audit Committee and Corporate Governance and Nominating Committee, replacing Mr. Schneider.

As a non-employee director, Mr. Scott will receive the same compensation and indemnification as the Company’s other outside directors. The Company previously disclosed the terms of its outside director compensation in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 26, 2019.

There are no arrangements or understandings between Mr. Scott and any other persons pursuant to which Mr. Scott was appointed to the Board. There are also no family relationships between Mr. Scott and any director or executive officer of the Company. Mr. Scott has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On September 2, 2020 the Board also appointed existing director Mario Rosati to the Corporate Governance and Nominating Committee, replacing Howard Slayen in this position. Mr. Slayen will remain as a member of the Audit Committee and Compensation Committee. The Board also appointed existing director Laura Oliphant to the Corporate Governance and Nominating Committee, adding an additional member to the committee.

A copy of the press release announcing Mr. Scott’s appointment and changes to the Board committees is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: September 9, 2020	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer